Earnings per share	7 Months Ended	9 Months Ended
	Dec. 31, 2012	Sep. 30, 2013
Earnings Per Share [Abstract]
Earnings per share	Earnings Per Share Because we incurred a net loss attributable to Class B Stockholders from inception to December 31, 2012, basic and diluted earnings per share are equivalent for the period.
Earnings per share

The following table sets forth the components of diluted earnings per share (in thousands, except share and per share amounts):

	Three months ended September 30, 2013	Nine months ended September 30, 2013
Numerator
Net income	$13,709	$17,952

Denominator
Weighted average common stock outstanding – basic	25,078,727	17,484,598
Stock options using the treasury method	870,566	888,607
Weighted average common stock outstanding – diluted	25,949,293	18,373,205

Earnings per basic share	$0.55	$1.03
Earnings per diluted share	$0.53	$0.98

Stock options excluded from the calculation of diluted earnings per share because inclusion would have been anti-dilutive	—	—